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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-12
MIPS TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

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September 22, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of MIPS Technologies, Inc., a Delaware corporation, to be held on Thursday, November 18, 2004 at our corporate offices at 1225 Charleston Road, Mountain View, California commencing at 2:00 p.m., Pacific Time.

At the Annual Meeting:

  1.
  Holders of common stock will be asked to consider and vote upon the election of two Class III directors; and

  2.
  Holders of common stock will be asked to consider and vote upon the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending June 30, 2005.

        Our board of directors has unanimously nominated the Class III director nominees and approved Proposal No. 2 above and recommends a vote FOR the Class III director nominees and a vote FOR the approval and adoption of Proposal No. 2.

        Your participation and vote are important. The election of the Class III directors and the adoption of Proposal No. 2 will not be effected without the affirmative vote of the holders of at least a majority of the outstanding common stock present in person or represented by proxy and voting at the Annual Meeting

        For further information regarding the matters to be voted on at the Annual Meeting, I urge you to carefully read the accompanying Proxy Statement. If you have more questions about these proposals or would like additional copies of the Proxy Statement, you should contact Kevin C. Eichler, Chief Financial Officer of MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043; telephone: (650) 567-5000. Even if you plan to attend the Annual Meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or by electronic means. This will not limit your right to attend or vote at the Annual Meeting.

Sincerely,

John E. Bourgoin Chief Executive Officer and President

        The accompanying Proxy Statement is dated September 22, 2004 and is first being mailed to stockholders on or about October 1, 2004. Additional copies of the Proxy Statement and our Annual Report on Form 10-K can be obtained free of charge, by contacting Investor Relations at (650) 567-7007.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 18, 2004

To the Stockholders of
MIPS TECHNOLOGIES, INC.:

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of MIPS Technologies, Inc., a Delaware corporation, will be held at our corporate offices at 1225 Charleston Road, Mountain View, California on November 18, 2004. The Annual Meeting will begin at 2:00 p.m. Pacific Time, for the following purposes:

  1.
  To elect two Class III directors to serve a three-year term;

  2.
  To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending June 30, 2005;

  3.
  To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

        Only stockholders of record at the close of business on September 21, 2004 are entitled to notice of and to vote at the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or by electronic means. Any stockholder attending the Annual Meeting may vote in person, even though he or she has previously returned a proxy.

By Order of the Board of Directors of MIPS Technologies, Inc.

Sandy Creighton Vice President, General Counsel and Secretary

Mountain View, California
September 22, 2004

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope or by electronic means.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This Proxy Statement is being furnished by our board of directors to holders of our common stock, par value $0.001 per share, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of MIPS Technologies, Inc. ("MIPS") stockholders to be held on Thursday, November 18, 2004, at our corporate offices at 1225 Charleston Road, Mountain View, California commencing at 2:00 p.m., Pacific Time, and at any adjournment or postponement thereof. The purposes of the annual meeting are set forth in this Proxy Statement and in the accompanying Notice of the Annual Meeting of Stockholders.

        Our complete mailing address is MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043, and our telephone number is (650) 567-5000.

        This Proxy Statement and the accompanying form of proxy are first being mailed to our stockholders on or about October 1, 2004.

Stockholders Entitled to Vote; Quorum and Vote Required

        The MIPS board of directors has fixed the close of business on September 21, 2004 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record on this date will be entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were outstanding and entitled to vote 41,194,856 shares, constituting all of the voting stock of MIPS. As of the record date, there were 4,373 holders of record of common stock. Each holder of record of our common stock on the record date is entitled to one vote per share, which may be cast either in person or by proxy, at the Annual Meeting.

        With respect to Proposals No. 1 and 2, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Shares of our common stock present, in person or by proxy, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. Shares that abstain from voting, and shares held by a broker nominee in "street name" which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists, but will not be considered as votes cast. Accordingly, these shares will have no effect on the outcome of the vote with respect to the matters to be brought before the Annual Meeting.

        Each of Proposals No. 1 and No. 2 will be decided by a plurality and a majority, respectively, of the vote of shares of common stock present, in person or by proxy, at the meeting and actually cast.

Proxies

        This Proxy Statement is being furnished to you in connection with the solicitation of proxies by, and on behalf of, our board of directors for use at the Annual Meeting, and is accompanied by a form of proxy.

        All shares of our common stock represented at the Annual Meeting by properly executed proxies that have not been revoked will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted as recommended by our board of directors.

        We have not received notice, as required by our by-laws, of any other matter to be brought before the Annual Meeting. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn such Annual Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of MIPS, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of MIPS before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be sent to MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043, Attention: Secretary, or hand delivered to the Secretary of MIPS at or before the taking of the vote at the Annual Meeting.

        Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares and that the broker, bank or other nominee is not voting the shares at the meeting.

        MIPS will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from MIPS stockholders by directors, officers and employees of MIPS in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith. Stockholders sharing an address may receive only one set of proxy materials to that address unless they have provided contrary instructions.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Directors and Nominees for Director

        Our board members serve staggered three-year terms. The board of directors has the ability to change the size and composition of our board of directors.

        Our board of directors currently consists of six directors, divided into three classes as set forth in the following table:

Class	Expiration of Term	Board Members
Class I	2005 Annual Meeting	Anthony B. Holbrook John E. Bourgoin
Class II	2006 Annual Meeting	Fred M. Gibbons Benjamin A. Horowitz
Class III	2004 Annual Meeting	Kenneth L. Coleman William M. Kelly

        The persons named as proxies in the enclosed form of proxy intend to vote proxies for holders of the common stock for the re-election of the two nominees named below, unless otherwise directed. If, contrary to our expectations, a nominee should become unavailable for any reason or decline to serve as a director, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the board of directors.

        Holders of our common stock will elect two directors at the Annual Meeting to serve as the Class III directors for a three-year term ending in 2007, or until their respective successors are elected and qualified or until their earlier resignation or removal. Mr. Coleman and Mr. Kelly are the nominees for the Class III director positions.

        The following table presents information regarding the nominees for election to our board of directors as of September 21, 2004.

Name	Principal Occupation and Business Experience
Kenneth L. Coleman Age: 61 Board Member since January 1998	Founder, Chairman and Chief Executive Officer of ITM Software Corporation, an enterprise software company. Since founding ITM Software in October 2001, Mr. Coleman has served as Chairman and Chief Executive Officer of ITM Software. Previously from 1987 until his retirement in August 2001, Mr. Coleman served in various senior executive positions at SGI such as Executive Vice President of Global Sales, Service and Marketing, Senior Vice President, Customer and Professional Services and Senior Vice President, Administration. Prior to joining SGI, Mr. Coleman was Vice President of Product Development at Activision, Inc. Mr. Coleman is a member of the Board of Directors of ITM Software, Acclaim Entertainment, an interactive entertainment software company, United Online, an internet service provider, City National Bank and Accelyrs.

William M. Kelly Age: 51 Board Member since January 1998
Partner, with the law firm of Davis Polk & Wardwell. Mr. Kelly has been a partner with Davis Polk & Wardwell since January 2000. Prior to that time, Mr. Kelly served in several capacities with SGI. Mr. Kelly joined SGI in 1994 as Vice President, Business Development, General Counsel and Secretary and, from 1997 to 1999, served as Senior Vice President, Corporate Operations of SGI. During 1996, Mr. Kelly also served as Senior Vice President, Silicon Interactive Group of SGI and as acting Chief Financial Officer of SGI from May 1997 to February 1998.

        The following table presents information regarding our continuing directors as of September 21, 2004.

Name	Principal Occupation and Business Experience
Fred M. Gibbons Age: 54 Board Member since July 1998	Partner, Concept Stage Venture Management. Since 1999, Mr. Gibbons has been a partner with Concept Stage Venture Management, an investment firm based in California. From 1995 through March 1998, Mr. Gibbons was a lecturer at the Stanford University Graduate School of Engineering. In 1981, Mr. Gibbons founded Software Publishing Corporation based in San Jose, California, a company engaged in the development of software systems for personal computer applications, and was its Chief Executive Officer through 1994.
Benjamin A. Horowitz Age: 38 Board Member since November 2001
Chief Executive Officer and President, Opsware Inc., a provider of information technology automation software. Since co-founding Opsware in 1999, Mr. Horowitz has served as President and Chief Executive Officer of Opsware Inc. Previously, from April 1999 to September 1999, Mr. Horowitz was vice president and general manager of the E-commerce Platform division of America Online, Inc., an internet service provider. From July 1995 to April 1999, Mr. Horowitz was a vice president at Netscape Communications, Inc., a provider of browser software. Mr. Horowitz is a member of the Board of Directors of Opsware Inc. and Omnicell, Inc.
Anthony B. Holbrook Age: 65 Board Member since July 1998 and Chairman of the Board since August 2003.
Retired Chief Technical Officer of Advanced Micro Devices, Inc. or AMD. From 1973 until his retirement in 1994, Mr. Holbrook served in a number of executive positions with AMD including Chief Operating Officer from 1982 to 1989, President from 1986 to 1990, and Vice Chairman and Chief Technical Officer from 1989 to 1994. He continued to serve as Vice Chairman of AMD's board of directors after his retirement until April 1996. Prior to his employment with AMD, Mr. Holbrook held engineering and general management positions with Fairchild Semiconductor, Inc. and Computer Microtechnology, Inc.

John E. Bourgoin Age: 58 Board Member since May 1997
Chief Executive Officer and President of MIPS Technologies, Inc. Mr. Bourgoin has served as our Chief Executive Officer since February 1998 and our President since September 1996. Mr. Bourgoin also served as a Senior Vice President of SGI from September 1996 through May 1998. Prior to joining SGI and since 1976, Mr. Bourgoin was employed at AMD and held various positions including Group Vice President, Computation Products Group of AMD.

Board Of Directors' Meetings and Committees

        Our board of directors held six regular and one special meeting during fiscal 2004. Our board of directors has determined that each of our directors other than Mr. Bourgoin qualifies as an "independent director" in accordance with Nasdaq listing requirements.

        No director or nominee attended fewer than 75% of the aggregate number of meetings of the board of directors and meetings of the committees of the board on which he served during fiscal 2004. Our independent directors meet regularly outside the presence of Mr. Bourgoin, our Chief Executive Officer. Our board of directors has a policy of encouraging but not requiring members to attend the annual meeting of stockholders. Three of our directors attended our annual meeting of stockholders held in 2003.

        Any stockholder wishing to communicate with our board may write to the Board of Directors, MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California, 94043. The Secretary will review all such stockholder communications and has the authority to disregard any communications that are inappropriate or irrelevant to the Company and its operations, or to take other appropriate actions with respect to such communications. If a stockholder communication is deemed appropriate, the Secretary will submit it to the chairman of the board.

        Our board of directors has an Audit and Corporate Governance Committee and a Compensation and Nominating Committee. Each member of these committees is an independent director in accordance with Nasdaq standards, and each member of the Audit and Corporate Governance Committee meets the special independence standards established by the Securities and Exchange Commission for audit committees. Each committee has a written charter approved by the board, which is available on MIPS' website at http://www.mips.com/content/Corporate/InvestorRelations/CorporateGovernance. The Audit and Corporate Governance Committee charter is also attached to this Proxy Statement as Appendix A.

        We maintain a Code of Business Conduct, which incorporates our written code of ethics that is applicable to our chief executive officer, chief financial officer and controller. The Code of Business Conduct incorporates our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. It also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the Securities and Exchange Commission and other public communications. The Code of Business Conduct incorporating the code of ethics is available on our website at http://www.mips.com/content/Corporate/InvestorRelations/CorporateGovernance. Changes to or waivers of the code of ethics will be disclosed on the same website.

        During fiscal 2004, the members of the Audit and Corporate Governance Committee were Mr. Kelly (Chairman), Mr. Gibbons and Mr. Holbrook. The Audit and Corporate Governance Committee met four times during fiscal 2004. The responsibilities of the Audit and Corporate Governance Committee include selecting, evaluating and approving the compensation of our independent auditors, reviewing and discussing with management and our independent auditors our quarterly and annual financial statements, reviewing with management and the independent auditors our internal control policies and their effectiveness and, as may be requested from time to time by our board of directors, performing investigations and reviewing related party transactions. Our board of directors has determined that Mr. Kelly satisfies the definition of an "audit committee financial expert" under SEC rules. This designation does not impose any duties, obligations or liabilities on Mr. Kelly that are greater than those generally imposed on him as a member of the Audit and Corporate Governance Committee and the board of directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit and Corporate Governance Committee or the board of directors.

        During fiscal 2004, the members of the Compensation and Nominating Committee were Mr. Coleman (Chairman), Mr. Gibbons and Mr. Horowitz. The Compensation and Nominating Committee met three times and took action by unanimous written consent six times during fiscal 2004. The responsibilities of the Compensation and Nominating Committee include administering our equity compensation plans, reviewing and approving grants under our equity compensation plans and approving other performance-based compensation, which is intended to be excluded from the deductibility limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, developing performance criteria for and periodically evaluating the performance of our Chief Executive Officer, reviewing and recommending the salary, bonus and stock incentive compensation of our Chief Executive Officer, reviewing the salaries, bonuses and stock incentive compensation of our other officers as proposed by our Chief Executive Officer and reviewing candidates and recommending nominees for election as directors.

        The Compensation and Nominating Committee will consider nominees for election as our directors that are recommended by stockholders. Any stockholder recommendations should be accompanied by personal information of the candidate, including a list of the candidate's references, the candidate's resume or curriculum vitae and the other information required in the stockholder notice required by Article II, Section 5 of our Company Bylaws. A stockholder recommending a candidate may be asked to submit additional information as determined by our Corporate Secretary and as necessary to satisfy Securities Exchange or Nasdaq rules. The stockholder should deliver the recommendations to Sandy Creighton, Corporate Secretary, MIPS Technologies, Inc. The goal of the Compensation and Nominating Committee is to ensure that our board possesses a variety of perspectives and skills derived from high-quality business and professional experience. The committee seeks to achieve a balance of knowledge, experience and capability on our board. To this end, the committee seeks nominees with high professional and personal ethics and values, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen, and the ability to think strategically. In addition, the committee considers the level of the candidate's commitment to active participation as a director, both at board and committee meetings and otherwise. Although the committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. When appropriate, the committee may retain executive recruitment firms to assist in identifying suitable candidates. After its evaluation of potential nominees, the committee submits its chosen nominees to the board for board approval. The Committee will evaluate all candidates in the same manner regardless of the source of recommendation.

        Our board of directors may, from time to time, establish certain other committees to facilitate the management of MIPS.

Director Compensation

        Directors who do not receive compensation as officers or employees of MIPS or any of our affiliates receive an annual board membership fee, which is paid in four quarterly installments. The annual board membership fee is $20,000. The chairmen of the Audit and Corporate Governance and the Compensation and Nominating Committees receive an additional annual fee of $5,000, which is paid annually. In addition, non-employee directors receive $1,000 per meeting for attendance at board and committee meetings and are reimbursed for reasonable expenses incurred in attending. The annual board membership fee for the chairman of the board is $100,000.

        Our Directors' Stock Option Plan authorizes 600,000 shares of common stock for issuance plus an annual increase each July 1 equal to the least of (1) 100,000 shares, (2) the number of shares subject to options granted in the prior one-year period, or (3) a lesser amount determined by our board of directors. Upon a non-employee director's election or appointment to our board of directors, he or she will automatically receive an initial nonstatutory stock option to purchase 40,000 shares of common stock. Each non-employee director who has been a director for at least six months will automatically receive an annual renewal nonstatutory stock option to purchase 10,000 shares of common stock each year on the date of the annual stockholder meeting. All stock options are granted with an exercise price equal to the fair market value of common stock on the date of grant. Initial grants vest monthly over a 36-month period and annual grants vest immediately.

        All options granted under our Directors' Stock Option Plan have a term of ten years. In the event of our merger with or into another corporation or a sale of substantially all of our assets and if the successor corporation does not assume or substitute options granted under the Directors' Stock Option Plan, all of the outstanding options granted pursuant to the Directors' Stock Option Plan become fully vested and exercisable.

        Under the terms of our Directors' Stock Option Plan, on the date of our 2003 Annual Meeting of Stockholders, Messrs. Coleman, Gibbons, Holbrook, Horowitz and Kelly were each granted options to purchase 10,000 shares.

        In September 2003, following Mr. Holbrook's appointment as chairman of the board in August 2003, he was granted an option to purchase 90,000 shares pursuant to our 1998 Long-Term Incentive Plan.

Compensation and Nominating Committee Interlocks and Insider Participation

        The members of the Compensation and Nominating Committee during fiscal 2004 were Kenneth L. Coleman, Fred M. Gibbons and Benjamin A. Horowitz. Mr. Coleman, Mr. Gibbons and Mr. Horowitz are all "non-employee directors" under Rule 16b-3 of, and have no interlocking relationships as defined by, the Securities Exchange Act of 1934, as amended.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Our board of directors upon the recommendation of our Audit and Corporate Governance Committee has appointed Ernst & Young LLP as our independent auditors, to audit our consolidated financial statements for the fiscal year ending June 30, 2005. This appointment is being presented to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has served as our independent auditors since 1998. Representatives of Ernst & Young LLP are expected to be present at the meeting and will be given the opportunity to make a statement should they desire to do so, and are expected to be available to respond to appropriate questions from the stockholders.

Audit and Non-Audit Fees

        The following table presents fees for professional services rendered by Ernst & Young LLP in connection with the audit of the annual financial statements for fiscal 2004 and fiscal 2003, and the fees billed for other services rendered by Ernst & Young LLP.

	2004	2003
Audit fees(1)	$477,200	$413,000
Audit-Related Fees	—	—
Tax fees(2)	$37,000	$102,000
All other fees	—	—

Total fees	$514,200	$515,000

(1)
Audit fees includes fees associated with the annual audit of our financial statements, the reviews of our quarterly reports on Form 10-Q, statutory audits required for non-US subsidiaries and services normally provided by the independent auditors in connection with regulatory filings. It also includes fees associated with accounting consultations on matters that arose during, or as a result of, the audit or reviews of financial statements and statutory audits.

(2)
Tax fees include tax planning and tax advice related to our international operations.

        The Audit and Corporate Governance Committee has pre-approved all audit and non-audit services provided to us by our independent auditors during fiscal 2004. It is the policy of the Audit and Corporate Governance Committee to pre-approve each engagement with its independent auditors with respect to audit and non-audit services.

        The Audit and Corporate Governance Committee of the Board of Directors has determined that the non-audit services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

Our board of directors has unanimously approved the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending June 30, 2005 and recommends that you vote FOR ratification of the appointment of Ernst & Young LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of August 31, 2004, certain information regarding the beneficial ownership of our common stock by

  •
  each stockholder known by us to own beneficially more than 5% of our common stock,

  •
  each of our directors,

  •
  each executive officer listed in the Summary Compensation Table below and

  •
  all directors and executive officers as a group.

        In the table below, percentage ownership is based upon 41,138,306 shares of common stock outstanding as of August 31, 2004. Common stock subject to options that are currently exercisable or exercisable within 60 days of August 31, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons named have sole voting and investment power over the shares as being beneficially owned by them subject to community property laws. Where information is based on Schedules 13G filed by the named stockholder, the number of shares owned is as of the date for which information was provided in such schedules.

	Shares Beneficially Owned
	Common Stock
Name of Beneficial Owner
	Number		Percentage
5% Stockholders:
FMR Corp.(1) 82 Devonshire Street Boston, MA 02109	5,094,990		12.39%
Capital Group International, Inc.(2) 11100 Santa Monica Boulevard Los Angeles, CA 90025	2,405,360		5.85%
Pacific Edge Investment Management, LLC(3) 100 Hamilton Avenue, Suite 100 Palo Alto, CA 94301	2,280,427		5.54%
Directors and Executive Officers:
John E. Bourgoin	1,258,972	(4)	*
Kenneth L. Coleman	136,499	(4)	*
Fred M. Gibbons	108,500	(4)	*
Anthony B. Holbrook	200,000	(4)	*
Benjamin A. Horowitz	58,889	(4)	*
William M. Kelly	138,746	(4)	*
Sandy Creighton	554,482	(4)	*
Kevin C. Eichler	457,595	(4)	*
Victor Peng(5)	417,487	(4)	*
G. Michael Uhler	247,017	(4)	*
Directors and executive officers as a group (13 persons)	4,007,796	(4)	9.74%

*
Less than 1%.

(1)
As reported by FMR Corp. on Schedules 13G/A filed with the Securities and Exchange Commission on February 17, 2004. According to such Schedules 13G, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 5,094,990 shares of Common Stock outstanding, as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Growth Company Fund, amounted to 3,811,227 shares of Common Stock outstanding. Edward C. Johnson 3d, FMR Corp. (through its control of Fidelity), and the funds each has sole power to dispose of the 5,094,990 shares of common stock owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. According to such Schedules

  13G, members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other of these Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp.

(2)
As reported by Capital Group International, Inc. on a Schedule 13G/A as filed with the Securities and Exchange Commission on February 11, 2003. According to such Schedule 13G, each of Capital Group International, Inc. and Capital Guardian Trust Company has sole power to vote 1,794,090 shares of Class B common stock and sole power to dispose of 2,405,360 shares of Class B common stock.

(3)
As reported by Pacific Edge Investment Management, LLC on a Schedule 13G as filed with the Securities and Exchange Commission on January 23, 2004. According to such Schedule 13G, each of Pacific Edge Investment Management, LLC and Karen Payne have shared power to vote and dispose of the shares. Pacific Edge Investment Management LLC is an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the stock. Karen Payne is the Manager of Pacific Edge Investment Management LLC.

(4)
The table includes the following shares subject to acquisition upon exercise of options on August 31, 2004 or within 60 days thereof: Mr. Bourgoin 1,221,582; Mr. Coleman 130,000; Mr. Gibbons 100,000; Mr. Holbrook 200,000; Mr. Horowitz 58,889; Mr. Kelly 130,000; Ms. Creighton 507,400; Mr. Eichler 411,095; Mr. Peng 411,488; Mr. Uhler 224,030 and directors and executive officers as a group 3,752,572.

(5)
Victor Peng resigned effective August 23, 2004.

        Under our Rights Plan, our stockholders have the right to purchase shares of our preferred stock upon the occurrence of specified events. The documents evidencing this Rights Plan have been filed with the Securities and Exchange Commission as exhibits to registration statements on Form 8-A.

        The following pages contain reports of MIPS' Compensation and Nominating Committee and the Audit and Corporate Governance Committee and a Performance Graph. Stockholders should be aware that under the rules of the SEC, this information is not considered to be "soliciting material", nor to be "filed", under the Securities Exchange Act of 1934. This information shall not be deemed to be incorporated by reference in any past or future filing by MIPS under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that MIPS specifically incorporates this information by reference.

REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE OF THE BOARD ON
EXECUTIVE COMPENSATION

Composition of the Committee

        During fiscal 2004, the Compensation and Nominating Committee of the board of directors of MIPS consisted of Mr. Kenneth L. Coleman (Chairman), Mr. Fred M. Gibbons and Mr. Benjamin A. Horowitz.

        Each of Mr. Horowitz, Mr. Gibbons and Mr. Coleman is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and meets the definition of "non-employee director" under Rule 16b-3 of the Exchange Act.

Charter

        The Compensation and Nominating Committee is a standing committee of our board of directors whose primary objectives are to be the administrator of our Long-Term Incentive Plan and our Non-Qualified Stock Option Plan, including use of this plan for the purpose of executive compensation, to oversee, review and approve compensation for our executive officers, evaluate the performance of our Chief Executive Officer, and nominate prospective members of the board of directors.

Executive Compensation Philosophy

        As a high-level strategy guideline, we invest to grow our business in a manner consistent with increasing stockholder value. To that end, the Compensation and Nominating Committee has designed our executive compensation program to align it with achievement of our financial goals and key business objectives.

        In preparing the Performance Graph for this proxy statement, MIPS used the RDG Semiconductor Composite Index as its published line of business index. The compensation practices of most of the companies in that index were not reviewed by the Compensation and Nominating Committee in designing the executive compensation program at MIPS, because such companies were determined not to be competitive with MIPS for executive talent.

Components of Executive Compensation at MIPS

        Compensation for our executive officers generally consists of base salary, an annual bonus incentive and stock option awards. The Compensation and Nominating Committee assesses the past performance and/or anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

Base Salary

        The Compensation and Nominating Committee established the objective of positioning executive base salary and total cash compensation at a level similar to that offered by comparably sized companies in the high technology industry. The salaries of the executive officers, including the Chief Executive Officer, are evaluated annually by the Compensation and Nominating Committee with reference to relevant surveys of compensation paid to executives with similar responsibilities at comparable companies. The Compensation and Nominating Committee retains outside compensation consultants to periodically review competitive compensation data.

        In addition to analyzing competitive data, the Compensation and Nominating Committee evaluates performance to determine appropriate executive salary levels to compensate for performance. The Compensation and Nominating Committee considers the recommendations of the Chief Executive Officer with respect to the salary and other compensation of the other executive officers.

        Based on individual and team performance and competitive compensation data for fiscal year 2003, the Compensation and Nominating Committee recommended to the full board of directors to maintain the same level of base salary of John Bourgoin, our Chief Executive Officer, for fiscal 2004. Mr. Bourgoin was paid a base salary of $337,500 during fiscal year 2004.

        The Compensation and Nominating Committee has recommended to the full board of directors that Mr. Bourgoin's base salary for the new fiscal year beginning July 1, 2004 be $385,000.

Annual Bonus Incentive

        The Compensation and Nominating Committee established the goals and measurements for the bonus plan to align executive pay with achievement of critical strategies and operating goals. The target bonuses for executive officers were set at 60% of base salary for the Chief Executive Officer and 50% of base salary for the other officers.

        The Compensation and Nominating Committee determined to base one-half of the bonus on achievement of revenue and profit goals, and the other half on achievement of specific strategic objectives. The Compensation and Nominating Committee determined that there would be no payout for the portion based on revenue and profit unless at least 90% of the revenue and profit goals were met. Under the parameters established by the annual bonus incentive program, the Compensation and Nominating Committee could approve up to twice the target bonus for achievement over plan.

        Under the fiscal 2004 annual bonus incentive plan, the Compensation and Nominating Committee recommended to the full board of directors that Mr. Bourgoin, our CEO be paid a bonus of $349,718, equal to 104% of his base salary. The other executive officers were each paid a bonus of approximately 86% of their respective base salary earned during the fiscal year.

Long Term Incentives

        Stock options are designed to align the interests of executives with the long-term interests of the stockholders. The Compensation and Nominating Committee believes that stock options directly motivate our executive officers to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage these key employees to continue in the employ of MIPS. The Compensation and Nominating Committee determines the number of shares that will be subject to stock option grants based on our business plans, the executive's level of responsibility, individual performance, historical award data and competitive practice of comparable positions in similar high technology companies. All options to date have been granted at not less than the fair market value of the underlying shares on the date of grant.

        In fiscal 2004, the Compensation and Nominating Committee has recommended and granted, upon approval of the board of directors, stock options to our executive officers, including a grant of 550,000 stock options to Mr. Bourgoin. These stock options vest 2% each month over a 50-month period from the date of grant.

Policy Regarding Section 162(m) of the Internal Revenue Code

        MIPS is subject to Section 162(m) of the Internal Revenue Code, which limits the deductibility of certain compensation payments to its executive officers. This section also provides for certain exemptions to the limitations, specifically compensation that is performance based within the meaning of Section 162(m). The Compensation and Nominating Committee has endeavored to structure our executive compensation plans to achieve deductibility under Section 162(m) while retaining flexibility and objectives. However, deductibility is not the sole factor used in designing and determining appropriate compensation. The Compensation and Nominating Committee may, in the future, enter into compensation arrangements that are not deductible under Section 162(m).

Conclusion

        The Compensation and Nominating Committee believes that company and individual performance and achievement enhance long-term stockholder value. The compensation plans the Compensation and Nominating Committee has adopted for our executive officers are based on achievement of performance goals, as well as competitive pay practices. The Compensation and Nominating Committee believes that one of its most important functions in serving the interests of the stockholders is to attract, motivate and retain talented executive officers in this competitive environment.

The Compensation and Nominating Committee

Kenneth L. Coleman, Chairman
Fred M. Gibbons
Benjamin A. Horowitz

PERFORMANCE GRAPH

        The following graph compares the cumulative total return to stockholders for our common stock, our Class B common stock, the Nasdaq Stock Market Index—U.S., and the RDG Semiconductor Composite Index. The graph assumes that $100 was invested in our Class A common stock and in each index on June 30, 1999, and in our Class B common stock on June 21, 2000, the first date of public trading following the stock dividend distribution of our Class B Common Stock by SGI, assuming reinvestment of dividends. On November 14, 2003, we effected a re-combination of our Class A and Class B common stock into a single class of common stock. The cumulative total return for our common stock reflects the performance of our Class A common stock prior to the re-combination and the performance of our single class of common stock following the re-combination. No dividends have been declared or paid on our Class A, Class B or common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MIPS TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG SEMICONDUCTOR COMPOSITE INDEX

    * $100 invested on 6/30/99 in stock or index—including reinvestment of dividends.
    Fiscal year ending June 30.

EXECUTIVE COMPENSATION

        The following table summarizes compensation information for the last three fiscal years for our Chief Executive Officer and each of the other four most highly compensated executive officers whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 2004. These officers are referred to as the named executive officers.

Summary Compensation Table

						Long-Term Compensation Awards
	Annual Compensation
Name and Principal Position						Securities Underlying Options
	Year	Salary		Bonus
John E. Bourgoin Chief Executive Officer and President	2004 2003 2002	$ $ $	337,500 337,500 375,000		$349,718 — —	550,000 200,000 1,050,000	(3)
Sandy Creighton Vice President, General Counsel and Secretary	2004 2003 2002	$ $ $	212,850 212,850 236,500		$183,796 — —	230,000 75,000 325,000	(3)
Kevin C. Eichler Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	$ $ $	212,850 212,850 236,500		$183,796 — —	230,000 75,000 375,000	(3)
Victor Peng(1) Vice President, Engineering	2004 2003 2002	$ $ $	234,000 234,000 236,500	$ $	202,059 26,000 —	230,000 175,000 125,000
G. Michael Uhler(2) Vice President, Chief Technology Officer	2004 2003 2002	$ $	219,500 219,500 —	$ $	190,038 1,500 —	200,000 70,000 —

(1)
Mr. Peng resigned effective August 23, 2004.

(2)
Mr. Uhler became an executive officer upon his appointment as Chief Technology Officer effective May 14, 2003.

(3)
Stock options granted during fiscal 2002 includes shares granted in exchange for outstanding options that were cancelled pursuant to a stock option exchange program in October 2001, as follows: Mr. Bourgoin 700,000 shares; Ms. Creighton 225,000 shares; and Mr. Eichler 250,000 shares.

Option Grants in Fiscal 2004

        The following table provides details regarding all stock options granted to the named executive officers in fiscal 2004. All options were granted under our Long-Term Incentive Plan and generally have exercise prices equal to the fair market value on the date of grant. In general, the options vest in fifty equal monthly installments, unless otherwise noted.

        Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are mandated by SEC rules and do not represent our estimate or projection of the future common stock price. We believe that this method may not accurately illustrate the potential value of a stock option.

Option Grants in Fiscal 2004

	Individual Grant				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year
			Exercise Price ($/share)	Expiration Date
					5%	10%
John E. Bourgoin	550,000	13.9%	$3.388	08/12/13	$1,171,882	$2,969,780
Sandy Creighton	230,000	5.8%	$3.388	08/12/13	$490,060	$1,241,908
Kevin C. Eichler	230,000	5.8%	$3.388	08/12/13	$490,060	$1,241,908
Victor Peng	230,000	5.8%	$3.388	08/12/13	$490,060	$1,241,908
G. Michael Uhler	200,000	5.1%	$3.388	08/12/13	$426,139	$1,079,920

Aggregate Option Exercises in Fiscal 2004 and Fiscal Year-End Stock Option Values

        The following table sets forth the number and value of options exercised as well as unexercised, in-the-money options held by our named executive officers at June 30, 2004.

Stock Option Exercises and Fiscal 2004 Year-End Values

			Number of Unexercised Options at June 30, 2004		Value of Unexercised In-the-Money Options at June 30, 2004
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
John E. Bourgoin	—	—	1,093,138	740,222	$579,480	$1,557,120
Sandy Creighton	—	—	457,800	285,000	$235,382	$631,478
Kevin C. Eichler	—	—	359,051	291,722	$235,382	$631,478
Victor Peng	20,000	$65,000	393,081	325,415	$327,022	$803,198
G. Michael Uhler	15,000	$59,061	186,222	251,254	$133,700	$636,550

Change in Control Agreements

        We have entered into change in control agreements with our executive officers providing for certain benefits following a change in control of MIPS and certain terminations of employment during the 24-month period following such a change in control. A "change in control" is generally defined in the agreements to encompass significant transactions resulting in a change of the corporate control of MIPS, including, among other things, an acquisition of more than 30% of the class of our common stock entitled to elect a majority of our directors, a business combination pursuant to which more than 75% of the class of our common stock entitled to elect a majority of our directors is transferred to different holders and the unapproved replacement of a majority of our directors.

        In the event of a change in control, each executive officer's options and shares of restricted stock will become fully vested and the officer may elect, within six months following the change in control, to have his or her options "cashed out" at a price determined in their respective agreements. If an officer's employment is terminated other than for "cause" or if an officer resigns for "good reason" (as such terms are defined in the agreements), in either case within 24 months after a change in control, the officer will be entitled to receive a lump sum cash payment equal to 24 months' salary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act, our directors, executive officers, and any persons holding more than 10% of our common stock are required to report to the Securities and Exchange Commission and the Nasdaq National Market their initial ownership of our stock and any subsequent changes in that ownership. Based on a review of Forms 3, 4 and 5 filed pursuant to the Exchange Act furnished to us, we believe that during fiscal 2004, our officers, directors and holders of more than 10% of our common stock filed all Section 16(a) reports on a timely basis.

REPORT OF THE AUDIT AND CORPORATE GOVERNANCE COMMITTEE

        The management of MIPS is responsible for establishing and maintaining internal controls and for preparing the consolidated financial statements of MIPS. The independent auditors are responsible for auditing the consolidated financial statements. It is the responsibility of the Audit and Corporate Governance Committee to oversee these activities. The charter of the Audit and Corporate Governance Committee, as amended in July 2004, is attached as Appendix A to this Proxy Statement.

        The Audit and Corporate Governance Committee has reviewed and discussed with MIPS' management the audited consolidated financial statements for the fiscal year ended June 30, 2004.

        The Audit and Corporate Governance Committee has discussed with Ernst & Young LLP, MIPS' independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, 89 and 90 relating to communications with Audit Committees.

        The Audit and Corporate Governance Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees", and the Audit and Corporate Governance Committee has discussed with Ernst & Young LLP their independence.

        Based on the reviews and discussions referred to above, the Audit and Corporate Governance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in MIPS' annual report on Form 10-K for the fiscal year ended June 30, 2004.

The Audit and Corporate Governance Committee

William M. Kelly, Chairman
Fred M. Gibbons
Anthony B. Holbrook

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        If you want us to consider including a proposal in next year's Proxy Statement, you must deliver it in writing to MIPS at 1225 Charleston Road, Mountain View, California 94043, Attention: Secretary, no later than June 3, 2005.

        Our by-laws provide that stockholders wishing to nominate a director or present a proposal at next year's annual meeting, but not wishing to have such nomination or proposal included in our Proxy Statement, must submit specified information in writing to MIPS at the above address no later than September 19, 2005 but no sooner than August 20, 2005, which dates are subject to change if our next annual meeting occurs more than a specified minimum number of days before or after the first anniversary date of our 2004 Annual Meeting.

OTHER MATTERS

        We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

By Order of the Board of Directors

Sandy Creighton Vice President, General Counsel and Secretary

APPENDIX A
MIPS TECHNOLOGIES, INC.

AUDIT AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Organization

        The Audit and Corporate Governance Committee is a standing committee of the Board of Directors. The committee will consist of at least three members of the Board of Directors, all of whom are "independent" as defined in applicable stock exchange rules and are otherwise free of any relationship that in the opinion of the Board of Directors would interfere with their exercise of independent judgment. All committee members must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual's financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. The Board will designate committee members and the committee chair annually.

Statement of Policy

        The primary objective of this committee is to assist the Board in fulfilling its fiduciary responsibilities relating to accounting, finance and reporting practices and the audits of the financial statements of the Company, including its internal controls and the integrity of its financial reports. In meeting this objective, the committee is responsible for maintaining a free and open means of communication between the directors, the independent accountants, and the Company's management. The committee has the power to confer with and direct corporate officers of the corporation to the extent necessary to accomplish its charter. The independent accountants shall report directly to the committee and are ultimately accountable to the Board of Directors and the committee.

        The committee shall also develop, oversee and monitor the implementation and effectiveness of the Company's Corporate Governance Guidelines. The committee will review, on a regular basis, the overall corporate governance of the Company and recommend improvements when needed.

        In addition, the committee shall serve as the "qualified legal compliance committee" of the Company within the meaning of Part 205 of Chapter II of Title 17 of the Federal Register ("Part 205") (in such capacity, the "QLCC").

Responsibilities

        To best carry out its responsibilities, the committee's policies and procedures should remain flexible in order to address changing conditions. Specific responsibilities of the committee include:

  •
  Appointment of the independent accountants.

  •
  Select and evaluate the independent accountants to be ratified by the shareholders to audit the Company's accounts, or where appropriate, the replacement of the independent accountants, and approve the compensation of the independent accountants for audit services.

  •
  Evaluate the independence of the independent accountant, including a review of non audit-related services provided by and related fees charged by the independent accountants.

  •
  Obtain a formal written statement, as required by the Independence Standards Board, from the independent accountants delineating relationships between the accountant and the Company and actively engage in dialogue with the independent accountants regarding matters, relationships or services that may impact the objectivity and independence of the accountants and take, or recommend that the full board take, appropriate action to oversee the independence of the outside accountants.

    •
    Annually review and evaluate the qualifications, performance and independence of the independent accountant and assure regular rotation as required by law (currently, at least once every five years) of the lead partner who performs the audit services for the Company.

    •
    Pre-approving all audit and non-audit services to be provided by the independent accountants. The committee may delegate the authority to grant such pre-approvals to one or more members of the committee, provided that the pre-approval decision and related services are presented to the committee at its next regularly scheduled meeting.

  •
  Review and approve the audit activities at the Company.

  •
  Meet with the independent accountants and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and upon the completion thereof review such audit, including any comments or recommendations of the independent accountants and resolution of any disagreements between Company management and the independent accountants.

  •
  Review financial results.

  •
  Prior to the release of the Company's unaudited quarterly financial results, review the results with management and the independent accountants, considering reports from senior finance management as to major accounting matters and any material deviations from prior practice, and consultations with the Company's independent accountants.

  •
  Ensure that the independent accountants conduct a SAS 71 ("Interim Financial Information") review prior to the filing of the Company's Form 10-Q.

  •
  Prior to the release of the Company's fiscal year end operating results, review and discuss with Company management and the independent accountants the audited financial results for the fiscal year, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

  •
  At least annually discuss with the independent accountants the matters described in SAS 61 ("Communications with Audit Committees").

  •
  Review with management and the independent accountants the Company's critical accounting policies and the disclosure regarding those policies in the Company's periodic filings with the Securities and Exchange Commission.

  •
  Systems and reports.

  •
  Review with Company senior management and the independent accountants the adequacy and effectiveness of the accounting and financial systems controls of the Company.

  •
  Review and discuss the audited financial statements with management and, if necessary, the independent accountants, prior to recommending the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K.

  •
  Report annually in the Company's proxy statement such information as may be required by the rules and regulations of the Securities and Exchange Commission.

  •
  The committee will meet at least quarterly and more often as necessary.

  •
  Provide sufficient opportunity for the independent accountants to meet with the committee without members of management present. Among the items to be discussed in these meetings are the independent accountants' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit and quarterly reviews.

  •
  Review corporate financial policies relating to compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct and fraud.

  •
  Review the Company's treasury policy.

  •
  Review the Company's program of risk management, including insurance coverage.

  •
  Regularly prepare minutes of all meetings and report its activities to the general meeting of the Board of Directors.

  •
  Review and reassess the adequacy of the Committee Charter on an annual basis.

  •
  Establish procedures to receive and process complaints regarding accounting, internal auditing controls or auditing matters and for employees to make confidential, anonymous complaints regarding questionable accounting or auditing matters.

  •
  Develop and recommend to the Board of Directors a set of corporate governance guidelines and review such guidelines annually and recommend changes as needed.

  •
  Consider corporate governance issues that may arise from time to time and make recommendations to the Board with respect thereto.

  •
  In its capacity as QLCC, the committee (to the extent that terms used in the following description of the responsibilities of the QLCC are defined in Part 205, those terms shall be similarly defined herein):

  •
  shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation under 17 CFR 205.3;

  •
  have the authority and responsibility (i) to inform the Company's chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation (except in the circumstances described in 17 CFR 205.3(b)(4)); (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to: (A) notify either this committee in its capacity as Audit Committee or the full Board of Directors; (B) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and (C) retain such additional expert personnel as the committee deems necessary; and (iii) at the conclusion of any such investigation, to: (A) recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation; and (B) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of Directors of the results of any such investigation under this section and the appropriate remedial measures to be adopted; and

  •
  has the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the committee has recommended.

  •
  Perform such other specific functions as the Board of Directors may from time to time direct, including reviewing and approving all transactions between the Company and any related party, and making such investigations and reviews of the Company and its operations as the Board of Directors may from time to time request.

Resources

        The Company's Chief Financial Officer will be management's primary liaison to the committee. The committee will have access to financial information and resources it deems necessary for it to properly carry out its duties.

        The committee shall have the authority to retain outside counsel and any other advisors as the committee may deem appropriate in its sole discretion and will receive adequate funding from the Company to engage such counsel and advisors.

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DETACH HERE

PROXY

MIPS TECHNOLOGIES, INC.

COMMON STOCK

PROXY FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF MIPS TECHNOLOGIES, INC.

The undersigned stockholder of MIPS Technologies, Inc., a Delaware corporation ("MIPS Technologies"), hereby appoints JOHN E. BOURGOIN, KEVIN C. EICHLER and SANDY CREIGHTON, as proxies for the undersigned, with full power of substitution, to attend the 2004 Annual Meeting of Stockholders of MIPS Technologies to be held on Thursday, November 18, 2004 at 2:00 p.m. at the Company's corporate offices at 1225 Charleston Road, Mountain View, CA 94043, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the election of directors and FOR the proposal.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

MIPS TECHNOLOGIES, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

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THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR THE FOLLOWING PROPOSAL AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

The Board of Directors recommends a vote FOR the nominees listed.

1.	Election of Directors: To elect two Directors as set forth in the Proxy Statement. Nominees: (01) Kenneth L. Coleman and (02) William M. Kelly
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominees except as noted above

The Board of Directors recommends a vote FOR the following proposal.
		FOR	AGAINST	ABSTAIN
2.	Ratification of appointment by MIPS Technologies' Board of Directors of Ernst & Young LLP to serve as the Company's independent auditors for the 2005 fiscal year.	☐	☐	☐

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QuickLinks

TABLE OF CONTENTS
PROXY STATEMENT INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
EXECUTIVE COMPENSATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT AND CORPORATE GOVERNANCE COMMITTEE
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
APPENDIX A MIPS TECHNOLOGIES, INC. AUDIT AND CORPORATE GOVERNANCE COMMITTEE CHARTER